                                                                     Exhibit 21.

                        SUBSIDIARIES OF THE CORPORATION

The following is a list of subsidiaries of the corporation as of February 1, 1998. The corporation's bank subsidiaries which have the words "National Association" (N.A.), or "National" in their respective titles are organized under the laws of the United States; and all state bank subsidiaries are incorporated under the laws of the state in which each is domiciled. Each non-bank subsidiary is incorporated or organized in the jurisdiction appearing opposite its name.

Bank Subsidiaries

ARIZONA
Norwest Bank Arizona, N.A.

COLORADO
Norwest Bank Colorado, N.A.
Norwest Bank Grand Junction, N.A.
Norwest Bank Grand Junction-Downtown, N.A.
Norwest National Bank
The Bank of the Southwest, N.A.

ILLINOIS
Norwest Bank Illinois, N.A.

INDIANA
Norwest Bank Indiana, N.A.

IOWA
Dial National Bank
Norwest Bank Iowa, N.A.

MINNESOTA
Norwest Bank Cloquet, N.A.
Norwest Bank Faribault, N.A.
Norwest Bank International Falls, N.A.
Norwest Bank Minnesota, N.A.
Norwest Bank Minnesota North, N.A.
Norwest Bank Minnesota South, N.A.
Norwest Bank Minnesota Southwest, N.A.
Norwest Bank Minnesota West, N.A.
Norwest Bank North Country, N.A.
Norwest Bank Red Wing, N.A.

MONTANA
Norwest Bank Montana, N.A.

NEBRASKA
Norwest Bank Nebraska, N.A.
Packers Bank

NEVADA
Norwest Bank Nevada, N.A.

NEW MEXICO
Norwest Bank New Mexico, N.A.
Norwest Bank New Mexico Northeast, N.A.

NORTH DAKOTA
Norwest Bank North Dakota, N.A.

OHIO
Norwest Bank Ohio, N.A.

SOUTH DAKOTA
Dial Bank
Norwest Bank South Dakota, N.A.

TEXAS
Continental State Bank
Fidelity Bank & Trust, N.A.
First Valley Bank
Norwest Bank El Paso, N.A.
Norwest Bank Texas, N.A.
Norwest Trust Texas, Odessa, N.A.


WISCONSIN
Norwest Bank La Crosse, N.A.
Norwest Bank Wisconsin, N.A.

WYOMING
Norwest Bank Wyoming, N.A.


EDGE ACT CORPORATIONS
---------------------
Norwest Bank International

Non-Bank Subsidiaries

                                                      Jurisdiction of
                                                     Incorporation or
Directly Owned:                                        Organization
--------------                                         ------------

AMFED Financial, Inc.                                      Nevada
B & G Investment Company                                   Texas
Benson Financial Corporation                               Texas
Blackhawk Bancorporation                                   Iowa
Canton Bancshares, Inc.                                    Illinois
Central Bancorporation, Inc.                               Texas
Cityside Savings & Financial Services Co.                  Minnesota
Courtesy Funding Corporation (inactive)                    California
Credisol, S.A.                                             Costa Rica
Directors Acceptance Corporation (inactive)                California
Directors Equity (inactive)                                California
Farmers National Bancorp, Inc.                             Delaware
Financiera El Sol, S.A.                                    Panama
Fidelity Bancshares, Inc.                                  Texas
First Valley Bank Group, Inc.                              Texas
GST Co.                                                    Delaware
Henrietta Bancshares, Inc.                                 Texas
Independent Bancorp of Arizona, Inc.                       Delaware
International Bancorporation, Inc.                         Minnesota
Irene Bancorporation, Inc.                                 South Dakota
Island Finance (Aruba) N.V.                                Aruba
Island Finance (Bonaire) N.V.                              Netherlands Antilles
Island Finance (Cuaracao) N.V.                             Netherlands Antilles
Island Finance (St. Maarten) N.V.                          Netherlands Antilles
Island Finance Puerto Rico, Inc.                           Delaware
Island Finance Virgin Islands, Inc.                        Delaware
Lindeberg Financial Corporation                            Minnesota
Lomas Properties, Inc. (inactive)                          New Mexico
Lowry Hill Investment Advisors, Inc.                       Minnesota
Midwest Credit Life Insurance Company                      Arizona
Minnetonka Overseas Investment Limited (inactive)          Cayman Islands, BWI
Myers Bancshares Inc.                                      Texas
Northern Prairie Indemnity Limited                         Cayman Islands, BWI
Norwest Agricultural Credit, Inc.                          Minnesota
Norwest Alliance System, Inc. (inactive)                   Minnesota
Norwest AMG, Inc.                                          Delaware
Norwest Asia Limited                                       Hong Kong
Norwest Audit Services, Inc.                               Minnesota
Norwest Auto Receivables Corporation                       Delaware
Norwest Capital Markets, Inc. (inactive)                   Minnesota

                                                        Jurisdiction of
                                                        Incorporation or
Directly Owned:                                           Organization
--------------                                            ------------

Norwest Credit, Inc.                                       Minnesota
Norwest Escrow Funding, Inc.                               Delaware
Norwest Financial Services, Inc.                           Delaware
Norwest Foundation                                         Minnesota
Norwest Holding Company                                    Delaware
Norwest Insurance, Inc.                                    Minnesota
Norwest Investment Services, Inc.                          Minnesota
Norwest Investors, Inc.                                    Minnesota
Norwest Limited, Inc.                                      Minnesota
Norwest Nova, Inc.                                         Minnesota
Norwest Properties, Inc.                                   Minnesota
Norwest Services, Inc.                                     Minnesota
Norwest Trust Company, Cayman Islands                      Cayman Islands, BWI
Packers Management Company, Inc.                           Nebraska
Peoples Mortgage and Investment Company                    Iowa
Stan-Shaw Corporation                                      California
Statewide Mortgage Company                                 Texas
Texas Bancorporation, Inc.                                 Texas
Texas National Bankshares, Inc.                            Texas
The First National Bankshares, Inc.                        New Mexico
The Foothill Group, Inc.                                   Delaware
Union Texas Bancorporation, Inc.                           Texas
United Banks Insurance Services, Inc.                      Colorado
Victoria Bankshares, Inc.                                  Texas

                                                     Jurisdiction of
                                                     Incorporation or
Indirectly Owned:                                      Organization
----------------                                       ------------

Admiral Life Insurance Company of America                Arizona
AMAN Collection Service, Inc.                            South Dakota
AMAN Collection Service 1, Inc.                          Nevada
Allied Business Systems, Inc.                            Iowa
American Community Bank Services Corporation             Minnesota
American Land Title Co., Inc.                            Nebraska
American Land Title Company of Kansas City, Inc.         Missouri
Americorp Financial, Inc.                                Nevada
ATI Holding Company                                      Minnesota
ATI Title Company of California                          California
ATI Title Company of Nevada                              Nevada
ATI Title Agency of Arizona, Inc. (inactive)             Arizona
ATI Title Agency of Ohio, Inc.                           Ohio
Bancshares Insurance Company                             Arizona
Blackhawk Leasing Corporation (inactive)                 Minnesota
Blue Jay Asset Management, Inc.                          Delaware
Blue Spirit Insurance Company                            Vermont
BSF Trustee, Inc. (inactive)                             Nevada
Cardinal Asset Management, Inc.                          Delaware
Central Bancorporation of Delaware, Inc.                 Delaware
Central Casualty Insurance Agency, Inc. (inactive)       Oklahoma
Centurion Agency Nevada, Inc.                            Nevada
Centurion Agency Ohio, Inc. (inactive)                   Ohio
Centurion Agencies, Co.                                  Iowa
Centurion Casualty Company                               Iowa
Centurion Life Insurance Company                         Missouri
CGT Insurance Company                                    Barbados
CHM Insurance Company                                    South Dakota
Cityside Insurance Company, LTD                          Turks & Caicos Islands
Clinton Street Garage Company, Inc.                      Indiana
Commonwealth Leasing Corporation                         Minnesota
Community Casualty Co.                                   Vermont
Community Pacific Broadcasting Corporation               Nevada
Copper Asset Management, Inc.                            Delaware
Crestone Capital Management, Inc.                        Colorado
Dial Finance Company, Inc. (inactive)                    Nevada
Dial Finance Company, Incorporated (inactive)            Delaware
Dial Finance Company of Hawaii, Inc. (inactive)          Hawaii
Dial Finance Company of Michigan No. 1 (inactive)        Michigan

                                                      Jurisdiction of
                                                      Incorporation or
Indirectly Owned:                                       Organization
----------------                                        ------------

Dial Finance Company of Ohio No. 1, Inc.
   Merger Company, Inc. (inactive)                         New Hampshire
Dial Finance Company of Oklahoma (inactive)                Oklahoma
Dial Finance Company of Oregon (inactive)                  Oregon
Dial National Community Benefits, Inc.                     Nevada
Directors Asset Conduit Corporation                        Delaware
Douglas Financial, Inc. (inactive)                         Nevada
Ellis Advertising, Inc.                                    Iowa
Falcon Asset Management, Inc.                              Delaware
Faxual Credit Reporting Service, Inc.                      California
FB Mortgage Corporation (inactive)                         Texas
FCC Holdings                                               California
Fidelity Acceptance Holding, Inc.                          Nevada
Fidelity Acceptance Corporation /1/                        Minnesota
Fidelity Bancorporation, Inc.                              Delaware
Fidelity National Life Insurance Company                   Arizona
Finvercon USA, Inc.                                        Nevada
Finvercon S.A. Compania Financiera                         Argentina
First City Life Insurance Company                          Arizona
First DialWest Escrow Company, Inc.                        California
First Interstate Equipment Finance, Inc. (inactive)        Wisconsin
First Nevada Company (inactive)                            Nevada
First of Lubbock Agricultural Credit Corporation           Texas
First Western Service Corporation (inactive)               Nevada
First Valley Delaware Financial Corporation                Delaware
Foothill Capital Corporation                               California
Fremont Properties, Inc.                                   Colorado
Galliard Capital Management, Inc.                          Minnesota
Great Plains Insurance Company                             Vermont
Green Bay Asset Management, Inc.                           Delaware
Henrietta Delaware Financial Corporation                   Delaware
Home Escrow Corporation (inactive)                         Nevada
Home Trustee, Inc. (inactive)                              Nevada
IntraWest Asset Management, Inc.                           Delaware
IntraWest Insurance Company                                Arizona
Iowa Asset Management, Inc.                                Delaware


_______________________

/1/Fidelity Acceptance Corporation is the parent and directly or indirectly beneficially owns all the voting securities of subsidiaries operating as consumer finance companies in the United States and Guam (39 as of February 1, 1998). Such subsidiaries were incorporated or otherwise organized in Alabama, Arizona, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Jersey, New Mexico, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, Wisconsin and Guam.

                                                       Jurisdiction of
                                                       Incorporation or
Indirectly Owned:                                        Organization
----------------                                         ------------

Island Finance Credit Services, Inc.                       New York
Island Finance New York, Inc.                              New York
La Crosse Asset Management, Inc.                           Delaware
LaSalle, Inc. (inactive)                                   Indiana
Lincoln Building Corporation                               Colorado
Mail Systems Co.                                           Iowa
Marquette Real Estate Funding Corporation                  Delaware
Minnetonka Representacoes Comerciais Ltda (inactive)       Brazil
Mission Savings and Loan Association                       U.S.
Modern Casualty Insurance Agency                           Arizona
Nabankco, Inc. (inactive)                                  Indiana
National Letter Service Company                            Minnesota
Nat-Lea, Inc. (inactive)                                   Indiana
NISI Nevada Insurance, Inc.                                Nevada
NISI Wyoming Insurance                                     Wyoming
North Star Mortgage Guaranty Reinsurance Company           Vermont
Norwest Colorado Community Development Corporation         Colorado
Norwest Agencies Montana, Inc. (inactive)                  Montana
Norwest Asset Securities Corporation                       Delaware
Norwest Auto Finance, Inc.                                 Minnesota
Norwest Auto Lease, Inc.                                   Minnesota
Norwest Business Credit, Inc.                              Minnesota
Norwest Center, Inc. (inactive)                            Minnesota
Norwest Colorado Community Development Corporation         Colorado
Norwest do Brasil Servicos Ltda                            Brazil
Norwest Electronic Tax Service, Inc.                       Minnesota
Norwest Energy Capital, Inc.                               Texas
Norwest Equipment Finance, Inc.                            Minnesota
Norwest Equipment Finance & Leasing, Inc.                  New Jersey
Norwest Equity Capital, L.L.C.                             Minnesota
Norwest Financial, Inc./2/                                 Iowa
Norwest Financial Alabama, Inc.                            Alabama
Norwest Financial Business Credit, Inc.                    Iowa
Norwest Financial Canada, Inc.                             Ontario


________________________

/2/Norwest Financial, Inc. is the parent and directly or indirectly beneficially owns all the voting securities of subsidiaries operating as consumer finance companies in the United States, Canada, Guam and Saipan. (102 subsidiaries at February 1, 1998). Such subsidiaries were incorporated or otherwise organized in: Alaska, Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin, Wyoming, Canada, Guam and Saipan.

                                                          Jurisdiction of
                                                          Incorporation or
Indirectly Owned:                                           Organization
----------------                                            ------------

Norwest Financial Capital, Inc.                               Delaware
Norwest Financial Capital Canada, Inc.                        Ontario
Norwest Financial Coast, Inc.                                 California
Norwest Financial Communication Services
    Group, Inc.(inactive)                                     Iowa
Norwest Financial Credit Services, Inc.                       Florida
Norwest Financial DE Asset Management, Inc.                   Delaware
Norwest Financial Information Services Group, Inc.            Iowa
Norwest Financial Investment, Inc.                            Nevada
Norwest Financial Investment 1, Inc.                          Nevada
Norwest Financial Leasing, Inc.                               Iowa
Norwest Financial North Carolina 2, Inc.                      North Carolina
Norwest Financial North Carolina 3, Inc.                      North Carolina
Norwest Financial NV Asset Management, Inc.                   Nevada
Norwest Financial Resources, Inc.                             Iowa
Norwest Financial Security Services, Inc.                     Iowa
Norwest Financial South Carolina 1, Inc.                      North Carolina
Norwest Funding, Inc.                                         Minnesota
Norwest Funding II, Inc.                                      Minnesota
Norwest Insurance Arizona, Inc.                               Arizona
Norwest Insurance New Mexico, Inc.                            New Mexico
Norwest Insurance Wyoming, Inc.                               Wyoming
Norwest Integrated Structured Assets, Inc.                    Delaware
Norwest International Commercial Services Limited             Hong Kong
Norwest Investment Management, Inc.                           Minnesota
Norwest Mortgage, Inc.                                        California
Norwest Mortgage Asset Management Corporation                 Minnesota
Norwest Mortgage Closing Services, Inc.                       Iowa
Norwest Mortgage Conventional 1, Inc.                         Delaware
Norwest Mortgage Insured 1, Inc.                              Delaware
Norwest Mortgage Insured 2, Inc.                              Delaware
Norwest Mortgage of Massachusetts, Inc.                       Massachusetts
Norwest Mortgage of New Mexico, Inc.                          New Mexico
Norwest Mortgage of New York, Inc.                            New York
Norwest Properties Holding Company (inactive)                 Minnesota
Norwest Rural Insurance Services, Inc.                        Minnesota
Norwest Trust Company, New York
     (a Limited Purpose Trust Company)                        New York
Norwest Venture Capital Management, Inc.                      Minnesota
Norwest Ventures, Inc.                                        Minnesota
Osprey Asset Management, Inc.                                 Delaware
Peregrine Capital Management, Inc.                            Minnesota
PGD, Inc.                                                     Texas

                                                            Jurisdiction of
                                                            Incorporation or
Indirectly Owned:                                             Organization
----------------                                              ------------

Premium Service/Norwest Financial Coast, Inc.                 South Carolina
PriMerit Investor Services (inactive)                         Nevada
Raven Asset Management, Inc.                                  Delaware
Reliable Financial Services, Inc.                             Puerto Rico
Regency Insurance Agency, Inc.                                Minnesota
Residential Home Mortgage, L. L. C.                           Delaware
Residential Home Mortgage Investment, L. L. C.                Delaware
Robin Asset Management, Inc.                                  Delaware
Rural Community Insurance Company                             Minnesota
Rural Community Insurance Agency, Inc.                        Minnesota
Scott Life Insurance Company                                  Arizona
Servcorp of Yankton, Inc. (inactive)                          South Dakota
South Dakota Asset Management, Inc.                           Delaware
Statewide Acceptance Corporation                              Texas
Superior Asset Management, Inc.                               Delaware
Superior Guaranty Insurance Company                           Vermont
Superior Health Care Management, Inc.                         Delaware
Superior North Asset Management, Inc.                         Delaware
Superior Red Wing Asset Management, Inc.                      Delaware
Superior South Asset Management, Inc.                         Delaware
Superior Southwest Asset Management, Inc.                     Delaware
Superior West Asset Management, Inc.                          Delaware
TDM Corporation (inactive)                                    Texas
The United Group, Inc.                                        North Carolina
Tower Data Processing Corporation                             Iowa
Transact Financial Corporation (inactive)                     Texas
USF Life Reinsurance Company                                  Arizona
United New Mexico Credit Services, Inc. (inactive)            New Mexico
United New Mexico Financial Corporation                       New Mexico
United New Mexico Real Estate Services, Inc.                  New Mexico
United Title Agency of Arizona, Inc.                          Arizona
Valley Asset Management, Inc.                                 Delaware
Valley-Hi Securities, Inc. (inactive)                         Texas
Valuation Information Technology, Inc.                        Iowa
Victoria Capital Corporation (inactive)                       Texas
Victoria Financial Services, Inc.                             Delaware
VIE, Inc.                                                     Minnesota
Warranty Title, Inc.                                          Minnesota


Note: Not included in the above list of subsidiaries of the corporation are certain subsidiaries formed solely for the purpose of reserving a name, joint ventures or limited partnerships.